UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2015

DICERNA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36281	20-5993609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

87 Cambridgepark Drive

Cambridge, Massachusetts 02140

(Address of principal executive offices, including zip code)

(617) 621-8097

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

The Company will present on the matters noted in the accompanying press release at the 17th Annual TIDES: Oligonucleotide and Peptide Therapeutics from Research through Commercialization Conference in San Diego, Calif., on May 6, 2015 at 9:30 a.m. Pacific Time (12:30 p.m. Eastern Time). A copy of the Company’s presentation slides will be accessible on the Company’s website at www.dicerna.com on May 6, 2015 after 9:30 a.m. Pacific Time (12:30 p.m. Eastern Time).

The information on this Form 8-K and Exhibit 99.1 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The Company hereby furnishes the following exhibit:

Exhibit Number	Description

99.1	Press release titled “Dicerna Announces Potent, Durable Knockdown of Gene Expression in Non-human Primates with DsiRNA-EX Conjugates Being Investigated for Treatment of Primary Hyperoxaluria Type 1 (PH1)” issued by Dicerna Pharmaceuticals, Inc. on May 6, 2015.

Cautionary Note on Forward-Looking Statements

This Form 8-K includes forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements. DsiRNA-EX Conjugate-mediated delivery technology is in preclinical development, and the process by which a preclinical technology could potentially lead to an approved product is long and subject to significant risks and uncertainties. Applicable risks and uncertainties include those relating to our preclinical and clinical research and other risks identified under the heading “Risk Factors” included in our most recent Form 10-K filing and in other future filings with the SEC. The forward-looking statements contained in this press release reflect Dicerna’s current views with respect to future events, and Dicerna does not undertake and specifically disclaims any obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DICERNA PHARMACEUTICALS, INC.

Date: May 6, 2015	By:	/s/ Douglas M. Fambrough, III, Ph.D.
Douglas M. Fambrough, III, Ph.D. President & Chief Executive Officer

EXHIBIT INDEX

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release titled “Dicerna Announces Potent, Durable Knockdown of Gene Expression in Non-human Primates with DsiRNA-EX Conjugates Being Investigated for Treatment of Primary Hyperoxaluria Type 1 (PH1)” issued by Dicerna Pharmaceuticals, Inc. on May 6, 2015.